UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

Western Liberty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Road, Suite 350 Las Vegas, Nevada		89113
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 966-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 6, 2011, Western Liberty Bancorp issued a press release announcing that the Board of Directors has authorized management to repurchase up to 7% of its outstanding shares. A copy of the press release is attached as Exhibit 99.1

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	December 6, 2011 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP

Date: December 7, 2011	By:	/s/ George A. Rosenbaum, Jr.
	Name:	George A. Rosenbaum, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	December 6, 2011 Press Release